                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ____________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): NOVEMBER 30, 2002

                           DVI RECEIVABLES CORP. VIII
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

      DELAWARE                 333-81454                      25-1824148
  _______________       ________________________         _____________________
  (State or other       (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                       Identification Number)
  incorporation or
  organization)

  2500 YORK ROAD
  JAMISON, PENNSYLVANIA                                         18929
  _____________________                                 _____________________
  (Address of principal                                       (Zip Code)
  executive offices)

Registrant's telephone number, including area code: (215) 488-5000

         ______________________________________________________________
         (Former name or former address, if changed since last report.)

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Item 7. Financial Statements and Exhibits

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
Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending November 30, 2002, payment date December 13, 2002

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending November 30, 2002, payment date December 13, 2002

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending November 30, 2002, payment date December 16, 2002

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending November 30, 2002, payment date December 12, 2002

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending November 30, 2002, payment date December 11, 2002

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending November 30, 2002, payment date December 11, 2002

Exhibit 99.7 DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for month ending November 30, 2002, payment date December 11, 2002

Exhibit 99.8 DVI Receivables XVIII, L.L.C. 2002-2 Servicer Report for month ending November 30, 2002, payment date December 12, 2002
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DVI Receivables Corp. VIII
                                                     ---------------------------
                                                             (Registrant)

Dated:  December 19, 2002                        By: /s/ Steven R. Garfinkel
                                                     ---------------------------
                                                     Steven R. Garfinkel
                                                     Executive Vice President
                                                     and Chief Financial Officer

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